Fees Summary	Dec. 03, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 13,359.86
Total Fee Amount	13,359.86
Total Transaction Valuation	87,262,333.00
Total Offset Amount	0.00
Net Fee	$ 0.00